SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 23, 2003


                             THE ART BOUTIQUE, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


Wyoming                         0-32099                 83-0269496
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


                    Rooms 1203-8, 12th Floor, Hang Send Bldg.
                      77 Des Voeux Road Central, Hong Kong
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:






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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               On October 20, 2003, Capital Hero Holdings, LTD., a British Virgin Islands company, purchased 3,700,000 shares of common stock of Registrant from Elaine Erickson and Michael R. Butler. New management intends to acquire resort properties in the Western Pacific area.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

                None.

ITEM 6.    RESIGNATIONS AND APPOINTMENT OF OFFICERS AND DIRECTORS

As of October 20, 2003 Michael R. Butler resigned as Secretary and Ronald Shogren resigned as President of the Company.

As of October 20, 2003, Tsoi Mow Hung was appointed President and Ronald Lui was appointed CEO and Secretary of the Company.

As of October 20, 2003, Ronald Lui was appointed as director and Chairman of the Board.

Effective ten days after compliance with Section 14f of the Securities Exchange Act of 1934 by mailing of Notice to Shareholders on Form 14f (1), Ronald Shogren and Michael R. Butler have resigned as directors of the Company, and Tsoi Mow Hung has been appointed as a director of the Company.

The biographical information on the new officers and directors is as follows:

Ronald Chi Ho Lui, age 52, was the Chief Executive Officer, President and a director of Minghua Group International Holdings Limited, a company listed on NASD's Over-The-Counter Bulletin Board in the United States of America until March 2002. For the previous years, Mr. Lui had worked for Fuller International Development Limited, a real estate development company, as the Southeast Asia Regional Director. Mr. Lui is also the Chairman and controlling stockholder of Loyalty United (US), Inc., a private investment holding company that was formed in October of 2001 and the Chairman of Loyalty United International Limited, a consulting company.

Tsoi Mow Hung, age 62, graduated in 1968 from Asia University, Japan. From 1972 to 1978, he was appointed as a director of Singapore Hong Kong Industrial Company Limited, a public company listed on the Stock Exchange in Hong Kong. Mr. Tsoi also has extensive experience in the jewelry business. As from 1983 until present, Mr. Tsoi has been the managing director of Kohan Corporation, Japan and Kobiz Corporation, Japan.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None.

        Exhibits

        10.1 Share Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 30, 2003                           THE ART BOUTIQUE, INC.


                                                  /s/ Ronald Lui
                                                  ---------------------------
                                                   Ronald Lui, CEO/Secretary